Section 906 Certifications
---------------------------
I, Charles E. Porter, a principal executive officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended September 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Charles E. Porter        Date: November 29, 2004
----------------------      -----------------------
Charles E. Porter, Principal Executive Officer




Section 906 Certifications
---------------------------
I, Steven D. Krichmar, the principal financial officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended September 30, 2004 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

/s/Steven D. Krichmar       Date: November 29, 2004
----------------------      -----------------------
Steven D. Krichmar, Principal Financial Officer




Attachment A
------------
Period(s) ended September 30, 2004

010 Putnam Money Market Fund
011 Putnam Tax Exempt Income Fund
027 Putnam California Tax Exempt Income Fund
032 Putnam U.S. Government Income Trust
033 Putnam American Government Income Fund
051 Putnam Municipal Income Fund
054 Putnam High Yield Municipal Trust
062 Putnam Tax Exempt Money Market Fund
074 Putnam Master Intermediate Income Trust
075 Putnam Diversified Income Trust
23T Putnam Prime Money Market Fund
539 Putnam International New Opportunities Fund
250/259/264 Putnam Asset Allocation Funds